UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2008 (May 22, 2008)
AMSURG CORP.
(Exact Name of Registrant as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation)	000-22217 (Commission File Number)	62-1493316 (I.R.S. Employer Identification No.)

20 Burton Hills Boulevard Nashville, Tennessee (Address of Principal Executive Offices)		37215 (Zip Code)
(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 22, 2008, at the 2008 annual meeting of shareholders of AmSurg Corp. (the “Company”), the shareholders of the Company approved amendments to the AmSurg Corp. 2006 Stock Incentive Plan, as amended (the “2006 Plan”) to increase the aggregate number of shares with respect to which awards may be granted under the 2006 Plan from 2,110,445 to 2,610,445 and increase the number of shares that may be awarded under the 2006 Plan with respect to awards other than stock options and stock appreciation rights from 540,000 to 940,000. The 2006 Plan, as amended, is filed as Exhibit 99 to this report and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibit 99 – AmSurg Corp. 2006 Stock Incentive Plan, As Amended (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 (Registration No. 333-151262) filed by the Company on May 29, 2008)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Duly Authorized Officer)

Date: May 29, 2008

INDEX TO EXHIBITS

Exhibit
Number	Description

99	AmSurg Corp. 2006 Stock Incentive Plan, As Amended (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 (Registration No. 333-151262) filed by the Company on May 29, 2008)